Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. OMMISSIONS ARE DESIGNATED AS [**].

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT AGREEMENT is entered into as of November 14, 2019 (the “Amendment Agreement”) by and between Orbotech Ltd., registration # 520035213, of 7 Sanhedrin Boulevard, North Industrial Zone, Yavne 8110101 Israel (“Orbotech” or the “Company”) and Amichai Steimberg, Israeli ID No. __________ of __________, Israel (“Employee”)
WHEREAS:     The Company and Employee entered into an Employment Agreement dated February 20, 2019 (the “Employment Agreement”);
WHEREAS: The Company became a wholly owned subsidiary of KLA Corporation (“KLA”) as of February 20, 2019 (the “Closing Date”) by virtue of an Agreement and Plan of Merger dated March 18, 2018 (the “Merger Agreement”);
WHEREAS:     Subsequent to the Closing Date, KLA and Orbotech mutually agreed that KLA shall assume direct responsibility for the financial performance of SPTS Technologies Group Limited and all subsidiaries thereof effective as of the first day of the third quarter of calendar year 2019;
WHEREAS:     The parties to the Employment Agreement desire to amend the Employment Agreement on the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, the parties agree as follows:

1.	The first sentence of Section 1.10 of the Employment Agreement shall be superseded by and replaced in the entirety with the following:
During the term of this Agreement, Employee shall not be engaged prior to the Transition Date in any other employment nor directly or indirectly engage in any other business activities in any capacity for any other person, firm or company whether or not for consideration, without the express prior written consent of KLA; provided, however, that Employee may continue to (i) serve as a passive investor in the equity of any business, provided that Employee is not otherwise involved in running such business and (ii) act in any advisory capacity with respect to any business for which Employee currently serves in such role as of the Closing Date, or serve in any similar role with respect to any similar business, provided that no such business is a Competitor (as defined below). Notwithstanding the foregoing, during the period during which Employee holds the Position, he may serve as a director on the board of directors of up to two public or private companies, provided the applicable company is not a Competitor. Following the Transition Date, Employee may serve as a director on any number of public or private companies, provided the applicable company is not a Competitor, without the need to obtain the Company’s or KLA’s consent. In addition, beginning on and following the

Transition Date, Employee shall be permitted to engage in employment with another person, firm or company (including for consideration), provided that such person, firm or company is not a Competitor and such employment does not interfere with Employee’s ability to fulfill his responsibilities hereunder.

2.
Section 2.1 of the Employment Agreement shall be amended to provide that beginning on April 1, 2019, the Salary shall be NIS 174,960 (one hundred and seventy-four thousand nine hundred and sixty New Israeli Shekels) and shall continue at that amount until the Transition Date. Not later than the pay period immediately following the date of this Amendment Agreement, the Company shall pay the Employee an amount necessary to retroactively give effect to the increase in Salary as if it had been in effect since April 1, 2019.

3.	Section 3.10.1 of the Employment Agreement shall be superseded by and replaced in the entirety with the following:
Subject to Section 3.10.2, in calendar years 2019 and 2020, Employee’s target bonus opportunity shall be equal to 100% of his annual Salary, calculated on the basis of a full year, in each instance as in effect prior to the Transition Date (the “Annual Bonus”). The amount of the Annual Bonus, if any, will depend on the achievement of the objectives set forth in Exhibit A1 (the “Annual Bonus Objectives”). The Annual Bonus Objectives for calendar year 2020 will be based in part on achievement of financial objectives for the Company established at a date following the date hereof and approved by the Compensation Committee of the Board of Directors of KLA (the “Compensation Committee”) within 45 days following the end of calendar year 2019, which Annual Bonus Objectives will be incorporated into Exhibit A1 as of the date of such approval. KLA shall determine the achievement of the Annual Bonus Objectives, the entitlement to the Annual Bonus as well as the amount of the Annual Bonus in its sole and absolute discretion. The Annual Bonus shall be paid (if any) as soon as practicable after the Company determines that the Annual Bonus has been earned, subject to deduction of any and all taxes and charges applicable to Employee, but not later than March 31, 2020 with respect to the 2019 Annual Bonus and not later than March 31, 2021 with respect to the 2020 Annual Bonus. The 2019 Annual Bonus and the 2020 Annual Bonus will be paid to the Employee even if at the time of payment he is no longer an employee of the Company, provided he remains an employee through December 31, 2019 with respect to the 2019 Annual Bonus and provided he remains an employee through December 31, 2020, with respect to the 2020 Annual Bonus.

4.	Exhibit A to the Employment Agreement shall be superseded by and replaced in the entirety with Exhibit A1 hereto.

5.	Section 3.12.3 of the Employment Agreement shall be superseded by and replaced in the entirety with the following:
The Vesting Percentage with respect to the 2019 Performance Units and the 2020 Performance Units shall be determined based on the Company’s achievement of the objectives (each an “Objective”) in calendar years 2019 and 2020, respectively, as set forth in Exhibit B1.

6.	Exhibit B to the Employment Agreement shall be superseded by and replaced in the entirety with Exhibit B1 hereto.

7.	Capitalized terms used but not defined in this Amendment Agreement shall have the meaning given to such term in the Employment Agreement.

8.	Except as specifically amended or replaced in this Amendment Agreement, the terms of the Employment Agreement shall remain in full force and effect as set forth therein.

IN WITNESS WHEREOF:

Company:	Employee:
Orbotech Ltd. Signature: /s/ Bren D Higgins_______ By: Bren D. Higgins Title: Director Date: December 3, 2019	Amichai Steimberg Signature: /s/ Amichai Steimberg______ ID#: Date: November 14, 2019

EXHIBIT a1
ANNUAL BONUS OBJECTIVES

Revised Orbotech CY19 Annual Bonus Payout Table (includes SPTS for Q1 and Q2 only)
Balanced Scorecard Performance (“BSc”)	BSc Score	CY19 Non-GAAP Operating Margin ($M) Performance
		<$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Far Exceeds Expectations	5	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Exceeds Expectations	4	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Primarily Meets Expectations	3	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Below Expectations	2	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Far Below Expectations	1	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

	% of Plan		[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

These numbers reflect the period from February 21, 2019 through December 31, 2019 (“CY19”) Target BSc and Non-GAAP Operating Margin Performance.
The payout multiple is capped at these amounts for each level of BSc performance.
CY19 BSc Performance Expectations
For purposes of the Annual Bonus Objectives for the CEO and President/COO of Orbotech Ltd. (as those positions are occupied on the Closing Date), the Performance Expectations shall be defined as follows:

1-	Far Below Expectations

A
Failure to have a Plan in place within six (6) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) which would achieve at least a [**] run rate cost savings within the two (2) years post-Closing; or

B	Achieving less than 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; or

C	Achieving less than 85% retention of the "Next 20" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19.

2-	Below Expectations

A
Failure to have a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) which would achieve at least a [**] run rate cost savings within the two (2) years post-Closing; or

B	Achieving less than 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; or

C	Achieving less than 90% retention of the "Next 20" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19.

3-	Primarily Meets Expectations

A
Having a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve a [**] run rate cost savings within the two (2) years post-Closing; and

B	Achieving 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; and

C	Achieving 90% or greater retention of the "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

4-	Exceeds Expectations

A
Having a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve a [**] or greater run rate cost savings within two and one-half (2.5) years post-Closing, or a Plan with specific actions identified to achieve at least a [**] run rate cost savings within two (2) years post-Closing while also identifying specific actions to achieve at least [**] of such a run rate savings in CY20; and

If applicable, successful execution/implementation against Orbotech specific actions in support of the [**] run rate savings identified above by the end of CY19; and

B	Achieving 100% retention of the "Top 5" senior executives other than the CEO and President/COO (specifically[**]) through CY19; and

C	Achieving 95% retention or greater of the "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

5-	Far Exceeds Expectations

A
Having a Plan in place within six (6) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve an [**] or greater run rate cost savings within two and one-half (2.5) years post-Closing, or a Plan with specific actions identified to achieve at least a [**] run rate cost savings within two and one-half (2.5) years post-Closing while also identifying specific actions to achieve at least [**] of such run rate savings in CY20; and

If applicable, successful execution/implementation against Orbotech specific actions in support of the [**] or greater run rate savings identified above by the end of CY19; and

B	Achieving 100% retention of "Top 5" senior executives other than the CEO and President/COO (specifically, [**]) through CY19; and

C	Achieving 100% retention of "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

1)	Within each BSc level, 70% weight is to be given to criteria "A", 20% weight to criteria "B", and 10% weight to criteria "C” as set forth in the descriptions directly above.

2)	KLA agrees to cooperate in the synergy process and make it a priority.

3)
Accounting and business model changes will be limited to those necessary to achieve synergy objectives and/or to align with KLA's existing control environment; to the extent such accounting and/or business model changes might impact the achievement of OM$ and resultant Annual Bonus payout, payout levels will be adjusted accordingly and correspondingly.

4)
Orbotech organizational changes will be kept to a minimum through CY20 and be limited to those necessary and aligned upon to achieve synergy objectives, and/or those necessary to align with KLA's existing control environment.

5)	For purposes of defining retention, loss of an executive resulting from a death or due to a termination of an executive by Orbotech will not counted as a failure to retain.

EXHIBIT B1
PRSU OBJECTIVES

Revised ORBK CY19 PRSU Payout Table (includes SPTS for Q1 and Q2 only)
Balanced Scorecard Performance (“BSc”)	BSc Score	CY19 Non-GAAP Operating Margin ($M) Performance
		<$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Far Exceeds Expectations	5	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Exceeds Expectations	4	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Primarily Meets Expectations	3	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Below Expectations	2	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Far Below Expectations	1	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

	% of Plan		[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

The numbers in the Revised ORBK CY19 PRSU Payout Table above reflect the period from February 21, 2019 through December 31, 2019 (“CY19”) Target BSc and Non-GAAP Operating Margin Performance.
The payout multiple is capped at these amounts for each level of BSc performance.
CY19 BSc Performance Expectations
For purposes of PRSUs for the CEO and President/COO of Orbotech Ltd. (as those positions are occupied on the Closing Date), the Performance Expectations shall be defined as follows:

1-	Far Below Expectations

A
Failure to have a Plan in place within six (6) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) which would achieve at least a [**] run rate cost savings within the two (2) years post-Closing; or

B	Achieving less than 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; or

C	Achieving less than 85% retention of the "Next 20" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19.

2-	Below Expectations

A
Failure to have a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) which would achieve at least a [**] run rate cost savings within the two (2) years post-Closing; or

B	Achieving less than 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; or

C	Achieving less than 90% retention of the "Next 20" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19.

3-	Primarily Meets Expectations

A
Having a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve a [**] run rate cost savings within the two (2) years post-Closing; and

B	Achieving 100% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY19; and

C	Achieving 90% or greater retention of the "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

4-	Exceeds Expectations

A
Having a Plan in place within four (4) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve a [**] or greater run rate cost savings within two and one-half (2.5) years post-Closing, or a Plan with specific actions identified to achieve at least a [**] run rate cost savings within two (2) years post-Closing while also identifying specific actions to achieve at least [**] of such a run rate savings in CY20; and

If applicable, successful execution/implementation against Orbotech specific actions in support of the [**] run rate savings identified above by the end of CY19; and

B	Achieving 100% retention of the "Top 5" senior executives other than the CEO and President/COO (specifically, [**]) through CY19; and

C	Achieving 95% retention or greater of the "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

5-	Far Exceeds Expectations

A
Having a Plan in place within six (6) months post-Closing with specific actions identified (to be taken both by KLA and Orbotech) to achieve an [**] or greater run rate cost savings within two and one-half (2.5) years post-Closing, or a Plan with specific actions identified to achieve at least a [**] run rate cost savings within two and one-half (2.5) years post-Closing while also identifying specific actions to achieve at least [**] of such run rate savings in CY20; and

If applicable, successful execution/implementation against Orbotech specific actions in support of the [**] or greater run rate savings identified above by the end of CY19; and

B	Achieving 100% retention of "Top 5" senior executives other than the CEO and President/COO (specifically, [**]) through CY19; and

C	Achieving 100% retention of "Next 20" senior executives other than the CEO and President/COO (specifically, [**]) through CY19.

1)	Within each BSc level, 70% weight is to be given to criteria "A", 20% weight to criteria "B", and 10% weight to criteria "C” as set forth in the descriptions directly above.

2)	KLA agrees to cooperate in the synergy process and make it a priority.

3)
Accounting and business model changes will be limited to those necessary to achieve synergy objectives and/or to align with KLA's existing control environment; to the extent such accounting and/or business model changes might impact the achievement of OM$ and resultant PRSU payout, payout levels will be adjusted accordingly and correspondingly.

4)
Orbotech organizational changes will be kept to a minimum through CY20 and be limited to those necessary and aligned upon to achieve synergy objectives, and/or those necessary to align with KLA's existing control environment.

5)	For purposes of defining retention, loss of an executive resulting from a death or due to a termination of an executive by Orbotech will not counted as a failure to retain.

Revised ORBK CY20 PRSU Payout Table (includes SPTS for Q1 and Q2 only)
Balanced Scorecard Performance (“BSc”)	BSc Score	CY20 Non-GAAP Operating Margin ($M) Performance
		<$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Far Exceeds Expectations	5	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Exceeds Expectations	4	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Primarily Meets Expectations	3	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Below Expectations	2	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Far Below Expectations	1	0%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

	% of Plan		[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

The numbers in the Revised ORBK CY20 PRSU Payout Table above reflect calendar year 2020 (“CY20”) Target BSc and Non-GAAP Operating Margin Performance.
The payout multiple is capped at these amounts for each level of BSc performance.
CY20 BSc Performance Expectations
For purposes of PRSUs for the CEO and President/COO of Orbotech Ltd. (as those positions are occupied on the Closing Date), the Performance Expectations shall be defined as follows:

1-	Far Below Expectations

A
Support of and successful execution against Orbotech specific actions which achieve less than 80% of the run rate cost savings attributable to Orbotech that were identified in CY19, including realization of any CY19 savings if applicable; or

B	Achieving less than 80% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY20; or

C	Achieving less than 80% retention of the "Next 14" senior executives other than the CEO and the President/COO (specifically, [**]) through CY20.

2-	Below Expectations

A
Support of and successful execution against Orbotech specific actions which achieve at least 85% but less than 100% of the run rate cost savings attributable to Orbotech that were identified in CY19, including realization of any CY19 savings if applicable; or

B	Achieving less than 80% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY20; or

C	Achieving less than 85% retention of the "Next 14" senior executives other than the CEO and the President/COO (specifically, [**]) through CY20.

3-	Primarily Meets Expectations

A
Support of and successful execution against Orbotech specific actions which achieve 100% of the run rate cost savings attributable to Orbotech that were identified in CY19, including realization of any CY19 savings if applicable; and

B	Achieving 80% retention of the "Top 5" senior executives other than the CEO and the President/COO (specifically, [**]) through CY20; and

C	Achieving 90% or greater retention of the "Next 14" senior executives other than the CEO and President/COO (specifically, [**]) through CY20.

4-	Exceeds Expectations

A
Support of and successful execution/implementation against Orbotech specific actions which achieve 100% of the run rate cost savings attributable to Orbotech that were identified in CY19, including realization of any CY19 savings if applicable, and identification of an additional [**] or greater of run rate cost savings (from the baseline identified in CY19) which can be implemented within two and a half (2½) years post-Closing; and

B	Achieving 100% retention of the "Top 5" senior executives other than the CEO and President/COO (specifically, [**]) through CY20; and

C	Achieving 90% retention or greater of the "Next 14" senior executives other than the CEO and President/COO (specifically, [**]) through CY20.

5-	Far Exceeds Expectations

A
Support of and successful execution/implementation against Orbotech specific actions which achieve 100% of the run rate cost savings attributable to Orbotech that were identified in CY19, including realization of any CY19 savings if applicable, and identification of an additional [**] or greater of run rate cost savings (from the baseline identified in CY19) which can be implemented within two and a half (2½) years post-Closing; and

B	Achieving 100% retention of "Top 5" senior executives other than the CEO and President/COO (specifically, [**]) through CY20; and

C	Achieving 90% retention of "Next 14" senior executives other than the CEO and President/COO (specifically, [**]) through CY20.

1)	Within each BSc level, 70% weight is to be given to criteria "A", 20% weight to criteria "B", and 10% weight to criteria "C” as set forth in the descriptions directly above.

2)	KLA agrees to cooperate in the synergy process and make it a priority.

3)
Accounting and business model changes will be limited to those necessary to achieve synergy objectives and/or to align with KLA's existing control environment; to the extent such accounting and/or business changes might impact the achievement of OM$ and resultant PRSU payout, payout levels will be adjusted accordingly and correspondingly.

4)
Orbotech organizational changes will be kept to a minimum through CY20 and be limited to those necessary and aligned upon to achieve synergy objectives, and/or those necessary to align with KLA's existing control environment.

5)	For purposes of defining retention, loss of an executive resulting from a death or due to a termination of an executive by Orbotech will not counted as a failure to retain.